											LIBOR_1YR	2.2600
											CMT_1YR	1.9600
Balance	$240,039,000.00	Delay	24
Coupon	3.494	Dated	6/1/2004								SWAPS (6/7/04 close)
Settle	6/30/2004	First Payment	7/25/2004								3MO	1.4
											6MO	1.71
Price	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR	45 CPR		1YR	2.26
98-03+	4.207	4.259	4.317	4.382	4.455	4.536	4.627	4.729	4.843	Yield	2YR	3.0605
98-03+	80	96	112	128	147	168	188	209	231	Spread	3YR	3.6416
98-05+	4.181	4.231	4.287	4.350	4.419	4.497	4.584	4.682	4.793	Yield	4YR	4.0693
98-05+	77	93	109	125	144	164	184	205	226	Spread	5YR	4.3945
98-07+	4.154	4.203	4.257	4.317	4.384	4.458	4.542	4.636	4.742	Yield	6YR	4.6444
98-07+	74	90	106	122	140	160	180	200	221	Spread	7YR	4.8419
98-09+	4.128	4.175	4.226	4.284	4.348	4.420	4.500	4.590	4.692	Yield	8YR	5.0046
98-09+	72	87	103	119	137	156	176	196	216	Spread	9YR	5.137
98-11+	4.102	4.147	4.196	4.251	4.312	4.381	4.458	4.544	4.641	Yield	10YR	5.248
98-11+	69	85	100	115	133	152	171	191	211	Spread
98-13+	4.076	4.119	4.166	4.218	4.277	4.342	4.415	4.498	4.591	Yield
98-13+	67	82	97	112	129	148	167	186	206	Spread
98-15+	4.050	4.091	4.135	4.185	4.241	4.304	4.373	4.452	4.540	Yield
98-15+	64	79	94	109	126	144	163	182	201	Spread
98-17+	4.024	4.063	4.105	4.153	4.206	4.265	4.331	4.406	4.490	Yield
98-17+	61	76	91	105	122	141	159	177	196	Spread
98-19+	3.998	4.035	4.075	4.120	4.170	4.227	4.289	4.360	4.440	Yield
98-19+	59	73	88	102	119	137	155	173	191	Spread
98-21+	3.972	4.007	4.045	4.087	4.135	4.188	4.247	4.314	4.389	Yield
98-21+	56	71	85	99	115	133	150	168	186	Spread
98-23+	3.946	3.979	4.015	4.055	4.100	4.150	4.205	4.268	4.339	Yield
98-23+	54	68	82	96	112	129	146	163	181	Spread

WAL	2.60	2.41	2.24	2.06	1.90	1.75	1.60	1.47	1.34
Mod Durn	2.430	2.257	2.091	1.932	1.781	1.639	1.504	1.376	1.256

2

Principal Window	July04 – Apr07	July04 – Apr07	July04 – Apr07	July04 – Apr07	July04 – Apr07	July04 – Apr07	July04 – Apr07	July04 – Apr07	July04 – Apr07

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,

including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.

Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.